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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 27, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-12387                    76-0515284
(State or other                    (Commission              (I.R.S. Employer of
jurisdiction of                   File Number)                 Incorporation
incorporation or                                            Identification No.)
 organization)



500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                         60045
 (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers



         On June 27, 2006, James A. Perkins Jr., Tenneco Inc.'s Vice President and Controller, notified the company that he is resigning from the company, effective July 20, 2006. Mr. Perkins has accepted a controller role with a world wide provider of analytical instruments. The company anticipates naming a replacement for Mr. Perkins prior to July 20.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO INC.



Date: June 30, 2006                           By: /s/ Kenneth R. Trammell
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                                                  Kenneth R. Trammell
                                                  Executive Vice President and
                                                  Chief Financial Officer